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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K



                               CURRENT  REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



  Date of Report: (Date of earliest event reported):      November 20, 1996
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                              Veritas DGC Inc.
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           (Exact name of registrant as specified in its charter)


                                  Delaware
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               (State or other jurisdiction of incorporation)


            1-7427                                         76-0343152
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   (Commission File Number)                    (IRS Employer Identification No.)


               3701 Kirby Drive, Houston, Texas          77098
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             (Address of principal executive offices)  (Zip Code)


   Registrant's telephone number, including area code        (713) 512-8300
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                               Not Applicable
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        (Former name or former address, if changed since last report)
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ITEM 5.

         On November 20, 1996, the board of directors of Veritas DGC Inc. (the "Company") determined to replace Deloitte & Touche LLP ("D&T") as its principal accountant with Price Waterhouse LLP ("PW"). PW was the principal independent accountant for Veritas Energy Services Inc. ("VES"), which was combined into the Company on August 30, 1996.

         The report of D&T on the Company's financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was such opinion qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and subsequent interim periods preceding the replacement of D&T, the Company had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the Company's two most recent fiscal years and subsequent interim periods preceding the retention of PW, neither the Company nor anyone on the Company's behalf, consulted PW regarding any matter.

         The Company has provided D&T a copy of the disclosures made under this
Item 4 of this Report, and D&T has furnished the Company with a letter addressed to the Commission stating that it agrees with the statement made by the Company in response to this Item. Such letter is filed as an exhibit to this Report.


ITEM 7.

         The following exhibits are filed with this report on Form 8-K:

         99.1     -     Letter dated November 21, 1996, from Deloitte & Touche
                        LLP to the Commission.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VERITAS DGC INC.


                                        By:    /s/ RICHARD W, MCNAIRY
                                           -------------------------------------
                                               Richard W. McNairy,
                                               Executive Vice President and
                                               Chief Financial Officer

November 20, 1996





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                                    EXHIBITS

EXHIBIT NO.

99.1     -      Letter dated November 21, 1996, from Deloitte & Touche LLP to the Commission.